                                LOCK-UP AGREEMENT

                                                                 August 31, 2004

BONDY & SCHLOSS LLP
As Agent of the Purchasers of Series A Convertible Preferred Stock
60 East 42nd Street
New York, New York 10165

Re: VSUS Technologies Incorporated, a Delaware Corporation

Gentlemen:

         The undersigned understands that pursuant to a Securities Purchase
Agreement of even date herewith (the "Agreement"), you are acting as agent for the purchasers (the "Purchasers") of up to 350 units of the Company's securities consisting of shares of the Company's Series A Convertible Preferred Stock (the
"Preferred Stock"), Class A Warrants, Class B Warrants and Class C Warrants (as
those terms and the other capitalized terms herein are defined in the Agreement)
(hereinafter referred to as the "Securities").

         In consideration of Purchasers agreeing to purchase the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Bondy & Schloss LLP as Agent for the Purchasers, the undersigned will not (except to another "person" as that term is defined in Rule 144(a)(2) of the
Securities Act of 1933, as amended), for a period ending on the later of: (i)
the redemption of the Preferred Stock and (ii) the date all shares of Preferred
Stock are either redeemed or converted, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company or any securities convertible into or exercisable or exchangeable for any securities of the Company (including, securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange
Commission and securities which may be issued upon exercise of an option or warrant) or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including, but not limited to, any security convertible into or exercisable or exchangeable for any securities of the Company. Anything to the contrary herein notwithstanding, ninety (90) days following the effectiveness of the Registration Statement filed to register the shares underlying the Securities, the pre-offering officers, directors and the holders of five (5%) percent or more of the Company's Common Stock shall be entitled to sell a maximum of ten (10%) percent of their respective holdings per month.

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         The undersigned represents and warrants that it is not a party to any agreement or understanding that would cause a breach of this Lock-Up Agreement if it were entered into during the period in which the restrictions set forth herein are effective.

         In furtherance of the foregoing, the Company and any duly appointed agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that the Purchasers are purchasing the
Securities in reliance upon this Lock-Up Agreement.

         THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS
PRINCIPLES THEREOF.

                                     Very truly yours,

                                     VSUS TECHNOLOGIES INCORPORATED

                                     By:
                                        ---------------------------------------
                                         Name: Amiram Ofir
                                         Title: Chief Executive Officer

Accepted as of the date first set forth above:

BONDY & SCHLOSS LLP
as Agent for the Purchasers

By:
   --------------------------------------------------
     Name: Jeffrey A. Rinde
     Title: Partner

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